SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST
(Name of Registrant as Specified in Its Charter)

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TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Great Lakes Advisors Large Cap Value VP

1801 California Street, Suite 5200

Denver, CO 80202

June 6, 2023

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding the approval by the Boards of Trustees (together, the “Board”) of Transamerica Funds and Transamerica Series Trust of new sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and Great Lakes Advisors, LLC (“GLA”), a subsidiary of Wintrust Financial Corporation’s, with respect to Transamerica Large Cap Value, a series of Transamerica Funds, and Transamerica Great Lakes Advisors Large Cap Value VP (formerly, Transamerica Rothschild & Co Large Cap Value VP), a series of Transamerica Series Trust, (each a “Fund” and together, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the new sub-advisory agreements for your Fund(s). We encourage you to store this document with your Transamerica investment information.

On December 14-15, 2022, the Board approved new sub-advisory agreements between TAM, the Funds’ investment manager, and GLA, the Funds’ new sub-adviser, with respect to the Funds (the “New Sub-Advisory Agreements”) to take effect upon the closing of GLA’s acquisition of Rothschild & Co Asset Management US Inc. (“Rothschild”), the Funds’ former sub-adviser (the “Transaction”). The Transaction closed on April 3, 2023. The Transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, of the prior sub-advisory agreements with Rothschild with respect to the Funds and resulted in the automatic termination of the prior sub-advisory agreements.

In approving the New Sub-Advisory Agreements, the Board considered, among other things, that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds. Effective April 3, 2023, GLA serves as the sub-adviser for each Fund under the New Sub-Advisory Agreements and TAM continues to serve as each Fund’s investment manager. The enclosed Joint Information Statement provides information regarding the New Sub-Advisory Agreements.

If you have any questions, please call the following numbers between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday: 1-888-233-4339 for Transamerica Large Cap Value or 1-800-851-9777 for Transamerica Great Lakes Advisors Large Cap Value VP.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Great Lakes Advisors Large Cap Value VP

June 6, 2023

Summary

This joint information statement (“Joint Information Statement”) is being furnished by the Boards of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (each a “Trust” and collectively, the “Trusts”) regarding the approval of new sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and Great Lakes Advisors, LLC (“GLA”) to the respective shareholders of Transamerica Large Cap Value, a series of Transamerica Funds; and contract owners or policy holders holding interests in insurance company separate accounts invested in Transamerica Great Lakes Advisors Large Cap Value VP (formerly, Transamerica Rothschild & Co Large Cap Value VP), a series of Transamerica Series Trust, (each a “Fund” and together the “Funds”). Each Trust is a registered investment company organized as a Delaware statutory trust.

Shares of Transamerica Great Lakes Advisor Large Cap Value VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to certain asset allocation portfolios. The contract holders and policy owners who are owners of the separate accounts are not direct shareholders of the Fund. However, for ease of reference, shareholders of Transamerica Large Cap Value and contract and policy owners invested in insurance company separate accounts that are in turn invested in Transamerica Great Lakes Advisors Large Cap Value VP are collectively referred to in this Joint Information Statement as “shareholders.”

On November 14, 2022, Wintrust Financial Corporation (“Wintrust”) and Rothschild & Co North America Inc. (“Rothschild & Co”) announced that they had entered into an agreement under which Wintrust’s subsidiary GLA would acquire Rothschild & Co Asset Management US Inc. (“Rothschild”), the Fund’s former sub-adviser (the “Transaction”). The Transaction closed on April 3, 2023. This Transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”), of the prior sub-advisory agreements with Rothschild with respect to the Funds (“Prior Sub-Advisory Agreements”) and resulted in their automatic termination.

In anticipation of the Transaction, on December 14-15, 2022, the Board approved new sub-advisory agreements between TAM, the Funds’ investment manager, and GLA, the Funds’ new sub-adviser, (the “New Sub-Advisory Agreements”) with respect to the Funds to take effect upon the closing of the Transaction. In approving the New Sub-Advisory Agreements, the Board considered, among other things, that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds. This Joint Information Statement provides information regarding the approval by the Board of the New Sub-Advisory Agreements with respect to each Fund. Copies of the New Sub-Advisory Agreements are attached hereto as Exhibit A. TAM continues to serve as each Fund’s investment manager.

This Joint Information Statement is provided in lieu of a proxy statement to each Fund’s shareholders as of April 3, 2023 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, each Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A notice of internet availability of the Joint Information Statement (“Notice”) is being mailed on or about June 6, 2023. Transamerica Large Cap Value and Transamerica Great Lakes Advisors Large Cap Value VP will bear the costs of preparing and distributing this Joint Information Statement and the Notice to each Fund’s respective shareholders.

The annual report for each Fund is sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of Transamerica Large Cap Value is October 31. The fiscal year end of Transamerica Great Lakes Advisors Large Cap Value VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual reports to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339 for Transamerica Large Cap Value and 1-800-851-9777 for Transamerica Great Lakes Advisors Large Cap Value VP or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Joint Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

This Joint Information Statement will be available on the Transamerica website until at least December 6, 2023, at

https://transamerica.com/sites/default/files/files/e070d/tf_tst_rothschild_gla_info_statement.pdf

A paper or email copy of this Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica Large Cap Value and 1-800-851-9777 for Transamerica Great Lakes Advisors Large Cap Value VP.

TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Great Lakes Advisors Large Cap Value VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.

This Joint Information Statement is being furnished by the Board to provide information to shareholders of the Funds regarding the New Sub-Advisory Agreement for each Fund. The Board, upon the recommendation of TAM, has approved the New Sub-Advisory Agreements between TAM and GLA with respect to the Funds in advance of the closing of the Transaction.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval, under certain circumstances. Pursuant to the exemptive order, the Funds have agreed to provide shareholders with certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Joint Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the New Sub-Advisory Agreements, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the approval of GLA as each Fund’s sub-adviser and the approval of the New Sub-Advisory Agreements with respect to the Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why did TAM recommend and the Board approve the New Sub-Advisory Agreements with GLA?

A.

The material terms of each New Sub-Advisory Agreement are substantially similar to the material terms of the Prior Sub-Advisory Agreements. TAM believes that GLA will retain the same investment processes and portfolio management team and will have the capabilities, resources and personnel necessary to provide services under each New Sub-Advisory Agreement based on an assessment of GLA and its personnel. There is expected to be no diminution in the nature, extent and quality of the services provided to each Fund as a result of the Transaction. In addition, the sub-advisory fee rates payable to GLA under each New Sub-Advisory Agreement with respect to each Fund are the same as those under the Prior Sub-Advisory Agreements. After discussion, the Board approved GLA as each Fund’s sub-adviser and the New Sub-Advisory Agreements. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes GLA and the terms of the New Sub-Advisory Agreements between TAM and GLA.

At a meeting of the Board held on December 14-15, 2022, the Board approved, at TAM’s recommendation, each New Sub-Advisory Agreement effective upon the closing of the Transaction. The Transaction closed on April 3, 2023. Effective April 3, 2023, GLA serves as the sub-adviser for each Fund under each New Sub-Advisory Agreement.

The Prior Sub-Advisory Agreements each terminated automatically upon the closing of the Transaction as discussed above. The Transaction constituted an “assignment” of the Prior Sub-Advisory Agreements under the 1940 Act, resulting in the automatic termination of the Prior Sub-Advisory Agreements. This gave rise to the necessity for the Board to approve New Sub-Advisory Agreements between TAM and GLA with respect to the Funds.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to Management Agreements (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Board, including a majority of the Independent Board Members, on June 15-16, 2022. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things: (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change in light of the Transaction.

No officer or Board Member of the Funds is a director, officer or employee of GLA. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest GLA or any other person controlling, controlled by or under common control with GLA. None of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which GLA or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS

Rothschild served as sub-adviser to the Funds from December 1, 2020, through the closing of the Transaction. Rothschild provided sub-advisory services to each Fund pursuant to the Prior Sub-Advisory Agreements. The Prior Sub-Advisory Agreements were last approved by the Board, including a majority of the Independent Board Members, on June 15-16, 2022.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to GLA appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Board authorized TAM to enter into each New Sub-Advisory Agreement, effective upon the closing of the Transaction. Each New Sub-Advisory Agreement was approved by the Board on December 14-15, 2022 and became effective as of April 3, 2023. Each New Sub-Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of each New Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund.

The terms of the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements are substantially similar. The management fees payable by the Funds to TAM, and the sub-advisory fee rates payable by TAM to GLA are unchanged under each New Sub-Advisory Agreement. The assets of Transamerica Large Cap Value and Transamerica Great Lakes Advisors Large Cap Value VP, as well as Transamerica Large Cap Value CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by GLA, continue to be aggregated for purposes of computing breakpoints in the sub-advisory fee schedules with GLA as they were under the Prior Sub-Advisory Agreements. TAM continues to believe that this aggregation is appropriate because GLA may achieve economies of scale in sub-advising these assets with the same portfolio management team, principal investment strategies and investment process.

Under the terms of each New Sub-Advisory Agreement, subject to the supervision of each Trust’s Board and TAM, GLA shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to GLA by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current prospectus and statement of additional information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trusts by reasonable notice in writing to GLA. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that GLA will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to GLA, or to any other fund or account over which GLA or its affiliates exercise investment discretion. Each New Sub-Advisory Agreement also provides that GLA may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where GLA has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or GLA’s overall responsibilities with respect to the Funds and to other funds and clients for which GLA exercises investment discretion. The Board may adopt policies and procedures that modify and restrict GLA’s authority regarding the execution of each Fund’s portfolio transactions. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of the outstanding voting securities; (ii) may be terminated by TAM upon written notice to GLA, without the payment of any penalty; (iii) may be terminated by GLA upon 90 days’ advance written notice to TAM; and (iv) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) by GLA and shall not be assignable by TAM without the consent of GLA. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement requires that GLA, at its expense, supply the Board, the officers of the Trusts and TAM with all information and reports reasonably required by them and reasonably available to GLA relating to the services provided pursuant to each New Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement states that GLA shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that GLA is not protected against any liability to TAM or the Funds to which GLA would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under each New Sub-Advisory Agreement. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that unless TAM advises GLA in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, GLA shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s Allocated Assets managed by GLA, in accordance with GLA’s proxy voting policies and procedures without consultation with TAM or the Funds. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that GLA, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the New Sub-Advisory Agreements or otherwise authorized in writing, shall have no authority to act for or represent the Funds or TAM in any way or otherwise be deemed to be an agent of the Funds or TAM. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement requires GLA to make certain representations and covenants, including concerning GLA’s review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which GLA is managing each Fund, and GLA’s commitment to promptly notify TAM and the Trusts in the event the registration statement disclosure becomes inaccurate or incomplete. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement requires GLA to provide the Fund with information and advice regarding the assets allocated to GLA to assist the Fund in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agent is reasonable and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program. The Prior Sub-Advisory Agreements did not contain such provisions.

Each New Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The Prior Sub-Advisory Agreements contained the same provisions.

Shareholders should refer to Exhibit A attached hereto for the complete terms of each New Sub-Advisory Agreement. The summary of each New Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of each agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the Transaction, the management fees payable by each Fund to TAM did not change. Under the Management Agreements, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

First $1 billion	0.594%
Over $1 billion up to $2 billion	0.58%
Over $2 billion up to $3 billion	0.56%
In excess of $3 billion	0.54%

Management fees are accrued daily and paid by each Fund monthly.

As of October 31, 2022, the net assets of Transamerica Large Cap Value were:

Fund Name:	Net Assets:
Transamerica Large Cap Value	$1,922,489,542

As of December 31, 2022, the net assets of Transamerica Great Lakes Advisors Large Cap Value VP were:

Fund Name:	Net Assets:
Transamerica Great Lakes Advisors Large Cap Value VP	$54,922,220

GLA SUB-ADVISORY FEES

Each New Sub-Advisory Agreement’s fee schedule is identical to that of the Prior Sub-Advisory Agreements.

Under each New Sub-Advisory Agreement, TAM (not the Funds) pays GLA the following sub-advisory fees for its services with respect to the Fund’s average daily net assets on an annual basis:

Investment Sub-Advisory Fee*

First $1 billion	0.144%
Over $1 billion up to $3 billion	0.13%
In excess of $3 billion	0.12%

*Under both the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements, assets are aggregated across the Funds and Transamerica Large Cap Value CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by GLA, for purposes of calculating sub-advisory fee schedules.

The following table with respect to Transamerica Large Cap Value shows the management fees paid to TAM (with and without regard to waivers/expense reimbursements and recapture) and sub-advisory fees paid by TAM to Rothschild pursuant to the Prior Sub-Advisory Agreements for the fiscal year ended October 31, 2022.

Fund Name	Management Fees Payable to TAM (prior to waiver/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to Rothschild (Net of Fees Reimbursed)
Transamerica Large Cap Value	$13,401,012	$0	$13,401,012	$3,140,089

The following table with respect to Transamerica Great Lakes Advisors Large Cap Value VP shows the management fees paid to TAM (with and without regard to waivers/expense reimbursements and recapture) and sub-advisory fees paid by TAM to Rothschild pursuant to the Prior Sub-Advisory Agreements for the fiscal year ended December 31, 2022.

Fund Name	Management Fees Payable to TAM (prior to waiver/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to Rothschild (Net of Fees Reimbursed)
Transamerica Great Lakes Advisors Large Cap Value VP	$312,202	$0	$312,202	$71,350

INFORMATION REGARDING THE SUB-ADVISER

GLA is a wholly owned subsidiary of Wintrust Financial Corporation and has been a registered investment adviser since 1981. As of December 31, 2022, GLA had approximately $10.5 billion in total assets under management. The principal business address of GLA is 231 S. LaSalle Street, 4th Floor, Chicago, Illinois 60604.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Paul Roukis, CFA	Great Lakes Advisors, LLC	Portfolio Manager of the Funds since 2020; Managing Director and Co-Portfolio Manager with Great Lakes Advisors, LLC since 2023; Managing Director and Co-Portfolio Manager with Rothschild & Co Asset Management US Inc. from 2005 to 2023.
Jeff Agne	Great Lakes Advisors, LLC	Portfolio Manager of the Funds since 2020; Managing Director and Co-Portfolio Manager with Great Lakes Advisors, LLC since 2023; Managing Director and Co-Portfolio Manager with Rothschild & Co Asset Management US Inc. from 2015 to 2023.

Management and Governance

Listed below are the names, positions and principal occupations of the directors and principal executive officers of GLA as of May 1, 2023. The business address of each individual as it relates to that person’s position with GLA is 231 S. LaSalle Street, 4th Floor, Chicago, Illinois 60604.

Name	Position with GLA
Thomas R. Kiley	Manager and Chief Executive Officer
Elliott J. Silver	Chief Compliance Officer
Michael J. Smyth	Chief Financial Officer
Jon E. Quigley	Chief Investment Officer
Bert A. Getz	Manager
Thomas P. Zidar	Manager Chairman

Name	Position with GLA
Scott K. Heitmann	Manager
Marla F. Glabe	Manager
Edward J. Calkins	Manager and Senior Managing Director
John C. Thomas	Manager and Senior Managing Director
Timothy A. Schlindwein	Manager
James W. Croft	Manager
Thomas J. Turner	Chief Investment Strategist
Paul C. Carlisle	Manager
Michael P. Kamradt	Manager
Suzet M. McKinney	Manager
Celena Roldan	Manager
Margaret M. Cosgrove	Manager
Ingrid S. Stafford	Manager

Management Activities. GLA acts as adviser or sub-adviser, as indicated, for the following registered investment companies, separately managed accounts and/or other commingled pools with investment objectives similar to the Funds:

Comparable fund for which Great Lakes Advisors, LLC serves as Sub-Adviser	Assets Managed by Great Lakes Advisors, LLC (as of April 30, 2023)	Sub-Advisory Fee Paid to Great Lakes Advisors, LLC (as a % of average daily net assets)
Client Fund 1	$717.52 million	0.22%
Client Fund 2	$1.06 billion	0.26%
Client Fund 3	$167.94 million	0.39%

EVALUATION BY THE BOARD

On November 14, 2022, Rothschild & Co announced that it had entered into an agreement with Wintrust, whereby Rothschild would be acquired by and merged into Great Lakes, a subsidiary of Wintrust. The closing of the Transaction would constitute an “assignment,” within the meaning of the 1940 Act, of the sub-advisory agreements between TAM and Rothschild with respect to the Funds, resulting in their automatic termination.

In anticipation of the closing of the Transaction, the Board, at a joint meeting held on December 14-15, 2022, considered the approval of the proposed sub-advisory agreements (for purposes of this section, each a “Great Lakes Sub-Advisory Agreement,” and collectively the “Great Lakes Sub-Advisory Agreements”) between TAM and Great Lakes with respect to the Funds. Following their review and consideration, the Board Members determined that the terms of the Great Lakes Sub-Advisory Agreements were reasonable, and approval of each Great Lakes Sub-Advisory Agreement was in the best interests of the applicable Fund and its respective investors. The Board Members, including the Independent Board Members, unanimously approved the Great Lakes Sub-Advisory Agreements to take effect upon the closing of the Transaction.

The Board Members reviewed and considered whether the terms of the proposed sub-advisory agreement were reasonable and in the best interests of the Funds and their investors. To assist the Board Members in their consideration of the Great Lakes Sub-Advisory Agreements, the Board Members had requested and received from TAM and Great Lakes certain materials and information in advance of the meeting. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors. Among other matters, the Board Members considered:

(a)	that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds and their investors;

(b)	that the current portfolio management team of each Fund is expected to be retained by Great Lakes following the Transaction;

(c)	that Great Lakes will have the capabilities, resources and personnel necessary to provide services to the Funds based on an assessment of Great Lakes and its personnel; and

(d)	that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to the Funds’ sub-adviser.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Great Lakes under the New Sub-Advisory Agreements, the Board Members considered, among other things, information provided by TAM and Great Lakes regarding the operations, facilities, organization and personnel of Great Lakes, as well as the sub-advisory services provided by Rothschild under the then-current sub-advisory agreements. The Board Members noted that no changes were being proposed to the Funds’ principal investment strategies. The Board Members considered that TAM and Great Lakes have advised the Board Members that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds and their respective investors. The Board Members considered that Great Lakes is an experienced asset management firm and that no changes to the services provided to the Funds are expected to occur following the Transaction’s completion. In addition, the Board noted that TAM believes that following the Transaction, Great Lakes will have the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on the assessment of Great Lakes and the sub-advisory services previously provided by Rothschild to the Funds. Further, the Board Members also noted that after the Transaction, it is expected that the current portfolio managers and their respective investment teams will continue to sub-advise the Funds by employing the same investment processes.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Great Lakes under the New Sub-Advisory Agreements, the Board Members concluded that Great Lakes is capable of providing sub-advisory services to the Funds that are appropriate in scope and extent in light of the investment programs for each Fund.

Sub-Advisory Fees, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedules under the New Sub-Advisory Agreements, noting that the proposed sub-advisory fee schedules payable by TAM to Great Lakes are the same as the fee schedules in the then-current sub-advisory agreements, and that the management fee schedules for the Funds would not change. The Board Members also noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and Great Lakes, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. It was noted that the Boards reviewed TAM’s estimated profitability under the current management agreement in June of 2022, and would consider TAM’s estimated profitability again in June of 2023 in connection with the next annual renewal of the agreements. On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fees to be received by Great Lakes under the New Sub-Advisory Agreements are reasonable in light of the sub-advisory services to be provided.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedules and the existence of breakpoints in the sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the sub-advisory fees payable by TAM to Great Lakes in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by Great Lakes from their relationships with the Funds. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with Great Lakes, and that Great Lakes may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement is in the best interests of the applicable Fund and its investors and unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the Transaction. It was acknowledged that the Funds’ Chief Compliance Officer (“CCO”) was still completing her review of Great Lakes’ compliance program. Subsequent to the meeting and prior to the closing of the Transaction, such review was completed to the CCO’s and the Board Members’ satisfaction.

BROKERAGE INFORMATION

For the fiscal year ended October 31, 2022, Transamerica Large Cap Value did not pay any commissions to affiliated broker-dealers.

For the fiscal year ended December 31, 2022, Transamerica Great Lakes Advisors Large Cap Value VP did not pay any commissions to affiliated broker-dealers.

ADDITIONAL INFORMATION

TAM, the Trusts’ investment manager, Transamerica Fund Services, Inc., the Trusts’ transfer agent, and Transamerica Capital, Inc., the Trusts’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of May 8, 2023, the Board Members and officers of each Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

As of May 8, 2023, the following persons owned of record 5% or more of the outstanding shares of the class identified of the following Funds:

Transamerica Large Cap Value	Class	Shares	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	A	2,803,342.896	43.86%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	A	706,129.152	11.05%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	A	617,262.393	9.66%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	C	198,196.903	14.59%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	C	152,294.802	11.21%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	C	140,620.997	10.35%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	C	131,390.318	9.67%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	C	131,033.929	9.65%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	C	125,060.033	9.21%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	C	123,081.923	9.06%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	I	3,405,814.692	40.41%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	I	1,105,521.619	13.12%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	I	1,038,635.248	12.32%

Transamerica Large Cap Value	Class	Shares	Percent of Class
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	I	1,032,763.660	12.25%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	I	631,870.604	7.50%
Transamerica Asset Allocation-Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	I2	26,725,029.395	24.33%
Transamerica Asset Allocation-Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	I2	17,969,277.385	16.36%
Transamerica Asset Allocation-Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	I2	17,921,722.615	16.31%
Transamerica Asset Allocation-Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	I2	15,539,585.115	14.15%
Transamerica Asset Allocation-Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	I2	8,049,832.851	7.33%
Transamerica Asset Allocation-Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	I2	7,691,476.204	7.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	R6	1,782,457.358	53.05%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	R6	926,311.514	27.57%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	R6	326,852.921	9.73%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	R6	267,376.625	7.96%

Transamerica Great Lakes Advisors Large Cap Value VP	Class	Shares	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	4,524,281.339	92.99%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	341,248.244	7.01%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of May 8, 2023, the following shareholders owned of record 25% or more of the outstanding shares of the Fund below:

Name & Address	Fund Name	Shares	Percent of Fund Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Great Lakes Advisors Large Cap Value VP	4,524,281.339	92.99%

Each Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for a Fund, or for the Trusts as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Transamerica Funds

Transamerica Series Trust

Dennis P. Gallagher

Secretary and Chief Legal Officer

June 6, 2023

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

GREAT LAKES ADVISORS, LLC

This Agreement, entered into as of April 3, 2023 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Great Lakes Advisors, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.            Appointment.  In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.       Subadvisory Services.  In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)

As reasonably requested by the Fund, the Subadviser will provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program;

3.           Activities of the Subadviser.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.         Allocation of Charges and Expenses.  During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.              Obligation to Provide Information.  Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s

Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.              Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.              Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.              Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.              Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.           Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11.           Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”)

and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12.            Use of Name.  TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13.         Meanings of Certain Terms.  For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.          Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.            Books and Records.  The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.           Notices.  Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TAMLegalManager@transamerica.com

All notices to the Subadviser will be sent to the attention of:

Attn: Elliott Silver

Chief Compliance Officer

esilver@wintrustwealth.com

Copy: Heather Alvarado

Managing Director

halvarado@greatlakesadvisors.com

Copy: James Sommerfield Jr.

Sr. Compliance Officer

jsommerfield@wintrustwealth.com

Great Lakes Advisors, LLC

231 S La Salle Street Fl4,

Chicago, IL 60604

17.            Independent Contractor.  In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18.          Miscellaneous.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19.          Third Party Beneficiaries.  The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

20.          Governing Law and Forum Selection.  This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

21.         Interpretation.  Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

22.         Further Assurances.  Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

GREAT LAKES ADVISORS, LLC

By:	/s/ Thomas R. Kiley

Name:	Thomas R. Kiley

Title:	CEO

Schedule A

Fund	Investment Sub-advisory Fee*

Transamerica Large Cap Value**	0.144% of the first $1 billion; 0.13% over $1 billion up to $3 billion; and 0.12% over $3 billion

* As a percentage of net assets on an annual basis

** The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the aggregate assets of Transamerica Large Cap Value, a series of Transamerica Funds, Transamerica Large Cap Value VP, a series of Transamerica Series Trust, and Transamerica Large Cap Value CIT, a series of Wilmington Trust Collective Investment Trust, that are sub-advised by Great Lakes Advisors, LLC.

INVESTMENT SUBADVISORY AGREEMENT

GREAT LAKES ADVISORS, LLC

This Agreement, entered into as of April 3, 2023, by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Great Lakes Advisors, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.            Appointment.   In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.       Subadvisory Services.   In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)

As reasonably requested by the Fund, the Subadviser will provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program;

3.           Activities of the Subadviser.   Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4.         Allocation of Charges and Expenses.   During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and

TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.              Obligation to Provide Information.  Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.             Compensation of the Subadviser.  As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.             Compensation of Trustees, Officers and Employees.  No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.              Term.  This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.             Termination.  This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.           Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11.           Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12.            Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13.         Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.           Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.            Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.           Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this

Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TAMLegalManager@transamerica.com

All notices to the Subadviser will be sent to the attention of:

Attn: Elliott Silver

Chief Compliance Officer

esilver@wintrustwealth.com

Copy: Heather Alvarado

Managing Director

halvarado@greatlakesadvisors.com

Copy: James Sommerfield Jr.

Sr. Compliance Officer

jsommerfield@wintrustwealth.com

Great Lakes Advisors, LLC

231 S La Salle Street Fl4,

Chicago, IL 60604

17. Independent Contractor.  In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18. Miscellaneous.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19. Third Party Beneficiaries.  The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

20. Governing Law and Forum Selection.  This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

21. Interpretation.  Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

22. Further Assurances.   Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

GREAT LAKES ADVISORS, LLC

By:	/s/ Thomas R. Kiley

Name:	Thomas R. Kiley

Title:	CEO

Schedule A

Fund	Investment Sub-advisory Fee*

Transamerica Great Lakes Advisors Large Cap Value VP**	0.144% of the first billion 0.13% over $1 billion to $3 billion 0.12% over $3 billion

*As a percentage of average daily net assets on an annual basis.

**The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the aggregate assets of Transamerica Large Cap Value, a series of Transamerica Funds, Transamerica Great Lakes Advisors Large Cap Value VP, a series of Transamerica Series Trust, and Transamerica Large Cap Value CIT, a series of Wilmington Trust Collective Investment, that are sub-advised by Great Lakes Advisors LLC.

TRANSAMERICA FUNDS

Transamerica Large Cap Value

TRANSAMERICA SERIES TRUST

Transamerica Great Lakes Advisors Large Cap Value VP

1801 California Street, Suite 5200

Denver, CO 80202

NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica Large Cap Value Fund and Transamerica Great Lakes Advisors Large Cap Value VP (each a “Fund” and collectively, the “Funds”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement is to inform investors that on December 14-15, 2022, the Boards of Trustees (the “Board”) of Transamerica Funds and Transamerica Series Trust (collectively, the “Trusts”) approved new sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager, and Great Lakes Advisors, LLC (“GLA”), the Funds’ new sub-adviser, (the “New Sub-Advisory Agreements”) with respect to the Funds to take effect upon the closing of GLA’s acquisition of Rothschild & Co Asset Management US Inc. (“Rothschild”), the Funds’ former sub-adviser (the “Transaction”). The Transaction closed on April 3, 2023. This Transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) of the prior sub-advisory agreements with Rothschild with respect to the Funds and resulted in the automatic termination of those prior sub-advisory agreements. In approving the New Sub-Advisory Agreements, the Board considered, among other things, that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds. Effective April 3, 2023, GLA serves as the sub-adviser for each Fund under the New Sub-Advisory Agreements and TAM continues to serve as each Fund’s investment manager. The enclosed Joint Information Statement provides information regarding the New Sub-Advisory Agreements.

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Trusts’ Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an Information Statement be sent to you. In lieu of physical delivery of the Joint Information Statement, the Trusts will make the Joint Information Statement available to you online.

The Joint Information Statement will be available on the Transamerica website until at least December 6, 2023 at

https://transamerica.com/sites/default/files/files/e070d/tf_tst_rothschild_gla_info_statement.pdf

A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Transamerica Funds at 1-888-233-4339 or TST Funds at 1-800-851-9777.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.